THE CHINA-U.S. GROWTH FUND

                   SUPPLEMENT DATED SEPTEMBER 19, 2006 TO THE
                       STATEMENT OF ADDITIONAL INFORMATION
                               DATED MARCH 1, 2006
                             AS SUPPLEMENTED TO DATE

     The following updates the information in the Statement of Additional Information regarding the Fund's Sub-Adviser and portfolio managers.

     (1) The following replaces the fifth paragraph on page 18 of the Statement of Additional Information.

Martin Currie, Inc. ("MCI"), a registered investment adviser, acts as sub-adviser to the Fund under a written Sub-Advisory Agreement with Alger Management. Pursuant to that agreement, MCI provides investment advisory services to the Fund with respect to that portion of the Fund's assets that is allocated to MCI (the "Sub-Adviser Assets"), under the general supervision of Alger Management and the oversight of the Trustees of the Fund. Alger Management pays MCI a sub-advisory fee out of its own resources pursuant to the sub-advisory agreement. The Agreement contemplates that at least 80% of the Sub-Adviser Assets will be invested in securities of issuers that are economically tied to China, under policies and restrictions, consistent with those of the Fund's prospectus and this Statement of Additional Information, that are set forth in the Agreement.

(2) The following is added at the end of the disclosure under the heading "Description of Portfolio Manager Compensation Structure," on page 19 of the Statement of Additional Information.

MCI's ownership structure is heavily geared towards long-term staff retention. There are two components to MCI's bonus scheme for portfolio managers. Firstly, portfolio managers may earn a bonus for investment performance that is consistent with client objectives. Secondly, portfolio managers share in a percentage of annual fee revenues less attributable costs. Finally, MCI portfolio managers hold equity through a combination of ordinary shares, options and deferred stock. Options are awarded on a performance-related basis to key drivers of the business. In addition, MCI operates both a Share Incentive Plan
(SIP) and Save as You Earn Scheme (SAYE) to encourage wider share ownership across the business.

     (3) The line item regarding other accounts managed by Ernest Liu in the table under "Other Accounts Managed by Portfolio Managers" on page 19 of the Statement of Additional Information is deleted, and replaced by the following:

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

The numbers and assets (1,000,000s) of other accounts managed by the portfolio managers of the Fund are as follows. No account's advisory fee is based on the performance of the account:

                       Registered     Other Pooled
                       Investment      Investment       Other
                       Companies       Vehicles        Accounts
                       -------------  ------------   -----------
James Chong                --           3 ($104.5)        --


     (3) The line item regarding Mr. Liu's ownership of Fund shares is deleted from the table under "Securities Owned by Portfolio Managers" on page 19 of the Statement of Additional Information, and is replaced by the following:

SECURITIES OWNED BY THE PORTFOLIO MANAGERS

The following table shows each current portfolio manager's beneficial interest as of the date of this Statement of Additional Information, by dollar range, in the shares of the Fund. The ranges are as follows: A = none; B = $1-$10,000; C = $10,000-$50,000; D = $50,000-$100,000; E = over $100,000.

PORTFOLIO MANAGER                RANGE
James Chong                        A


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